                                                                    EXHIBIT 99.2

                         COMMERCE SECURITY BANCORP, INC.

                    Capitalization Upon Closing of Financing
                       for Acquisition of Eldorado Bancorp

                                  June 6, 1997

                                                            ISSUED FOR                                   OUTSTANDING
                                                       ACQUISITION FINANCING                            AS OF FUNDING
                                             ---------------------------------------      ----------------------------------------
           INVESTOR                          NON-COMMON       COMMON        % OF O/S      NON-COMMON       COMMON        % OF O/S
                                             SECURITIES        STOCK         COMMON       SECURITIES        STOCK         COMMON
                                             ----------     ----------     ----------     ----------     ----------     ----------
DARTMOUTH CAPITAL GROUP, L.P.
      Series A Capital Securities                 4,423                                        4,423
      Series B Preferred Stock                   18,647                                       18,647
      Voting Special Common Stock                              771,788            4.1%                      771,788            4.1%
      Non-Voting Special Common Stock                                0            0.0%                            0            0.0%
      Class B Common Stock                                   1,012,244            5.4%                    5,655,164           30.1%
                                                            ----------     ----------                    ----------     ----------
      TOTAL DARTMOUTH CAPITAL GROUP                          1,784,032            9.5%                    6,426,952           34.3%


MADISON DEARBORN CAPITAL PARTNERS II LP
      Series A Capital Securities                11,617                                       11,617
      Series B Preferred Stock                   48,973                                       48,973
      Voting Special Common Stock                            1,815,540            9.7%                    1,815,540            9.7%
      Non-Voting Special Common Stock                          211,425            1.1%                      211,425            1.1%
      Class B Common Stock                                           0            0.0%                            0            0.0%
                                                            ----------     ----------                    ----------     ----------
      TOTAL MADISON DEARBORN                                 2,026,965           10.8%                    2,026,965           10.8%


OLYMPUS GROWTH FUND II, L.P.
      Series A Capital Securities                11,501                                       11,501
      Series B Preferred Stock                   48,483                                       48,483
      Voting Special Common Stock                            1,797,385            9.6%                    1,797,385            9.6%
      Non-Voting Special Common Stock                          209,311            1.1%                      209,311            1.1%
      Class B Common Stock                                           0            0.0%                            0            0.0%
                                                            ----------     ----------                    ----------     ----------
      TOTAL OLYMPUS GROWTH                                   2,006,696           10.7%                    2,006,696           10.7%


OLYMPUS EXECUTIVE FUND, L.P.
      Series A Capital Securities                   116                                          116
      Series B Preferred Stock                      490                                          490
      Voting Special Common Stock                               18,155            0.1%                       18,155            0.1%
      Non-Voting Special Common Stock                            2,114             **                         2,114             **
      Class B Common Stock                                           0            0.0%                            0            0.0%
                                                            ----------     ----------                    ----------     ----------
      TOTAL OLYMPUS EXECUTIVE                                   20,269            0.1%                       20,269            0.1%


DIRECT HOLDERS*
      Class B Common Stock                                   1,751,242            9.3%                    5,058,834           27.0%


OTHER STOCKHOLDERS
      Class B Common Stock                                   1,472,130            7.8%                    3,219,047           17.2%


TOTALS:
      Series A Capital Securities                27,657                                       27,657
      Series B Preferred Stock                  116,593                                      116,593
      Voting Special Common Stock                            4,402,868           23.5%                    4,402,868           23.5%
      Non-Voting Special Common Stock                          422,850            2.3%                      422,850            2.3%
      Class B Common Stock                                   4,235,616           22.6%                   13,933,045           74.3%
                                                            ----------     ----------                    ----------     ----------

      TOTAL COMMON STOCK (ALL CLASSES)                       9,061,334           48.3%                   18,758,763          100.0%
                                                            ----------     ----------                    ----------     ----------
                                                            ----------     ----------                    ----------     ----------

**Less than 0.1%

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